SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2022

Cigna Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Cigna held its Annual Meeting of Shareholders on April 27, 2022 (the “Annual Meeting”). Of the 318,376,760 shares outstanding and entitled to vote, 286,770,182 shares, or 90.07%, were represented in person or by proxy at the Annual Meeting. The results for each of the proposals submitted to a vote of shareholders at the Annual Meeting are set forth below. Each proposal is described in more detail in the 2022 Proxy Statement.

Proposal 1: Shareholders elected the eleven director nominees named in the 2022 Proxy Statement for one-year terms to expire at the next annual meeting of shareholders.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
David M. Cordani	248,171,620	19,859,521	807,860	17,931,181
William J. DeLaney	264,174,478	4,145,567	518,956	17,931,181
Eric J. Foss	260,449,983	8,084,668	304,350	17,931,181
Elder Granger, MD, MG, USA, Retired	264,089,539	4,238,395	511,067	17,931,181
Neesha Hathi	267,347,527	1,227,622	263,852	17,931,181
George Kurian	265,808,708	2,741,012	289,281	17,931,181
Kathleen M. Mazzarella	258,281,858	10,306,788	250,355	17,931,181
Mark B. McClellan, MD, PhD	264,855,469	3,475,947	507,585	17,931,181
Kimberly A. Ross	266,851,942	1,739,461	247,598	17,931,181
Eric C. Wiseman	260,098,879	8,447,585	292,537	17,931,181
Donna F. Zarcone	254,393,280	12,154,207	2,291,514	17,931,181

In addition, shareholders voted on the following proposals and cast their votes as described below.

Proposal 2: Advisory approval of executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
222,333,867	45,870,501	634,633	17,931,181

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022.

Votes For	Votes Against	Abstentions
271,083,580	15,415,347	271,255

Proposal 4: Non-binding shareholder proposal regarding a shareholder right to call a special meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,313,901	141,739,935	785,165	17,931,181

Proposal 5: Non-binding shareholder proposal regarding gender pay gap reporting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
87,891,026	179,547,902	1,400,073	17,931,181

Proposal 6: Non-binding shareholder proposal regarding political contribution reporting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,785,139	143,721,740	1,332,122	17,931,181

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION
Date: May 2, 2022	By:	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President and
General Counsel